UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2008

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The American Bar Association Members / State Street Collective Trust (the “Collective Trust”) does not have a board of directors. The Collective Trust is a trust with a corporate trustee, which is State Street Bank and Trust Company of New Hampshire (“State Street”). Effective June 30, 2008, Beth M. Halberstadt and Gary E. Jenkins resigned from the board of directors of State Street. Effective July 1, 2008, (i) Philip J. Lussier resigned from his position as President and Chief Executive Officer of the Collective Trust; and (ii) Beth M. Halberstadt resigned from her positions as Vice President and Chief Financial Officer of the Collective Trust and as Executive Vice President of State Street.

(c) Effective July 1, 2008, (i) Monet T. Ewing was appointed as President and Chief Executive Officer of the Collective Trust; (ii) Robert E. Fullam was appointed as Vice President and Chief Financial Officer of the Collective Trust; and (iii) Kelly Q. Driscoll was appointed as Treasurer and Chief Accounting Officer of the Collective Trust.

Ms. Ewing, age 45, has been a Vice President of State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street Bank”), in its Fiduciary Group since 2002. From 1994 to 2001, Ms. Ewing served as Vice President and Associate Counsel for State Street Bank’s Legal Division.

Mr. Fullam, age 46, has been a Principal of State Street Global Advisors since July 1, 2008. Mr. Fullam is a Vice President of State Street and was at CitiStreet LLC from 2001 to June 30, 2008, most recently as a Vice President. Mr. Fullam also served as Treasurer and Chief Accounting Officer of the Collective Trust from February 2005 to June 30, 2008. Prior to joining CitiStreet in 2001, Mr. Fullam worked at State Street Bank in various capacities during the period from 1987 through 2001.

Ms. Driscoll, age 48, has been Senior Managing Director of State Street Global Advisors and Department Head of its Fiduciary Group since 2001. From 1994 to 2000, Ms. Driscoll served as head of fiduciary services in the Retirement Investment Services Division of State Street Bank.

The officers of the Collective Trust receive no direct remuneration from the Collective Trust, but do receive remuneration from State Street Bank or its affiliates.

(d) Effective June 30, 2008, Monet T. Ewing was elected a member of the board of directors of State Street.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: July 7, 2008	By:	/s/ Robert E. Fullam
	Name:	Robert E. Fullam
	Title:	Chief Financial Officer